                                 LOAN AGREEMENT

                                     BETWEEN

                            GMAC BUSINESS CREDIT, LLC
                                    AS LENDER

                                       AND

                       HORIZON VESSELS INTERNATIONAL LTD.
                                   AS BORROWER


                           Dated as of August 31, 2001

                                TABLE OF CONTENTS


ARTICLE I.  The Loan.........................................................5
      Section 1.1 Advances...................................................5
      Section 1.2 Notice of Drawing..........................................5
      Section 1.3 Repayment..................................................6
      Section 1.4 Interest...................................................6
      Section 1.5 Payments...................................................7
      Section 1.6 Prepayment.................................................8

ARTICLE II. Conditions Precedent.............................................9
      Section 2.1 Conditions Precedent to Initial Advance....................9
      Section 2.2 Conditions to each Advance................................10
      Section 2.3 Conditions to Final Advance...............................11
      Section 2.4 Waiver of Conditions Precedent............................11

ARTICLE III.  Representations, Warranties and Covenants.....................11
      Section 3.1 Representations...........................................11
      Section 3.2 Affirmative Covenants.....................................14
      Section 3.3 Negative Covenants........................................17

ARTICLE IV. Events of Default...............................................20

ARTICLE V.  Miscellaneous...................................................22
      Section 5.1 Notices...................................................22
      Section 5.2 No Waiver.................................................22
      Section 5.3 Applicable Law and Jurisdiction...........................22
      Section 5.4 Severability..............................................23
      Section 5.5 Amendment.................................................23
      Section 5.6 Assignment and Participation..............................23
      Section 5.7 Fees, Costs, Expenses and Taxes...........................23
      Section 5.8 Counterparts..............................................24
      Section 5.9 Section Headings..........................................24
      Section 5.10. Merger..................................................24

Exhibit A   -     Note
Exhibit B   -     Notice of Drawing

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT dated as of August 31, 2001, between HORIZON VESSELS INTERNATIONAL LTD., a Cayman Islands corporation (the "Borrower") and GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company (the "Lender"). Capitalized terms used herein and not otherwise defined herein are used with the meanings ascribed thereto in the Definitions Section of this Agreement.

                             R E C I T A L S:

1. The Borrower is in the business of owning and operating offshore construction and pipe-laying vessels.

2. The Borrower has requested financing from the Lender in the principal amount of up to USD 16,800,000 (the "Loan") in order to finance the acquisition of and refurbishment of the Vanuatu flag vessel SEA HORIZON, Official No. 1340 (the "Vessel").

3. The Loan shall be evidenced by the secured promissory note of the Borrower (the "Note"), substantially in the form of Exhibit A attached hereto and made a part hereof.

      NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  DEFINITIONS:

      The following terms shall have the following meanings for all purposes of this Agreement and shall be equally applicable to both the singular and the plural forms of the terms herein defined.

      "Advance" has the meaning set forth in Section 1.1 hereof.

      "Affiliate" of any Person means (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person and
(ii) any director or officer of such first Person or of any Person referred to in clause (i) above. For the purposes of this definition "control" of any Person includes (a) with respect to any corporation or other Person having voting shares or the equivalent and elected directors, managers, or Persons performing similar functions, the ownership or power to vote, directly or indirectly shares or the equivalent representing 50% or more of the power to vote in the election of directors, managers or Persons performing similar functions, (b) ownership of 50% or more of the equity or beneficial interest in any other entity and (c) the ability to direct the business and affairs of any Person by acting as a general partner, manager or otherwise.

      "Assignments" means the Assignment of Insurances and Assignment of Charters, each in form and substance acceptable to the Lender.

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      "Business Day" means a day other than a Saturday or a Sunday or a day on which commercial banks are authorized or required to be closed in New York, New York.

      "Closing Date" means the date of this Agreement.

      "Commitment" means the lesser of (a) eighty percent (80%) of the Orderly Liquidation Value of the Vessel as set forth in the most recent appraisal of the Surveyor, and (b) USD 16,800,000.

      "Construction Period" means the period from the Closing Date through May 31, 2002.

      "Controlled Group" means a "controlled group of corporations" as defined in Section 1563(a) of the Internal Revenue Code of 1986, as amended, without regard to Section 1563(a)(4) and (e)(3)(c) of such Code, of which Borrower is a part.

      "Dollars" or "USD" means lawful currency of the United States of America.

      "EBITDA" means, for any period, the consolidated earnings of the Guarantor during such period from continuing operations, before gains or losses on sales of assets (to the extent such gains or losses are included in earnings from continuing operations) and extraordinary items, as determined under GAAP, federal, state, foreign and local income taxes, Interest Expense, depreciation and amortization.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Event of Default" has the meaning set forth in Article IV hereof.

      "Excluded Income Taxes" has the meaning set forth in Section 1.5(a) hereof.

      "Fixed Charge Coverage Ratio" means for any period, EBITDA divided by the sum total of Interest Expense, required principal payments on Indebtednes and capital leases, and actual Taxes paid.

      "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America.

      "Governmental Agency" means any government or any state, department or other political subdivision thereof or governmental body, agency, authority, department or commission having jurisdiction over the Borrower or its properties (including without limitation any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by the foregoing.

      "Guarantor" means Horizon Offshore, Inc., a Delaware corporation, and any other Affiliate of the Borrower that guarantees the repayment of the Loan.

      "Guaranty" means the guaranty of the Guarantor dated the date hereof in favor of the Lender in form and substance satisfactory to the Lender.

      "Hazardous Substances" means petroleum and used oil, or any other pollutant or contaminant, hazardous, dangerous or toxic waste, substance or material as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.ss. 9601, et seq. (hereinafter called "CERCLA"); the Resource Conservation and Recovery Act, as amended, 42 U.S.C.ss. 6901, et seq. (hereinafter called "RCRA"); the Toxic Substances Control Act, as amended, 15 U.S.C.ss.2601, et seq. (hereinafter called "TSCA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C.ss. 1801, et seq. (hereinafter called "HMTA"); the Oil Pollution Act of 1990, Pub.L. No. 101-380, 104 Stat. 484 (1990) (hereinafter called "OPA"); or any other statute, law, ordinance, code or regulation of any Governmental Agency relating to or imposing liability or standards of conduct concerning the use, production, generation, treatment, storage, recycling, handling, transportation, release, threatened release or disposal of any hazardous, dangerous or toxic waste, substance or material, currently in effect or at any time hereafter adopted.

      "Indebtedness" of the Borrower means all items of indebtedness which, in accordance with GAAP, would be included in determining liabilities as shown on the liability side of a balance sheet of the Borrower, as of the date as of which indebtedness and liabilities is to be determined and shall include all indebtedness and liabilities of others assumed or guaranteed by the Borrower or in respect of which the Borrower is secondarily or contingently liable (other than by endorsement of instruments in the course of collection and performance guarantees and similar transactions entered into in the ordinary course of business) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise but shall exclude deferred Taxes.

      "Indemnitee" means the Lender and its officers, directors, employees, representatives, agents and Affiliates.

      "Interest Period" shall mean each period commencing with Closing Date and ending on the next succeeding Payment Date, until the Maturity Date.

      "Interest Rate" means the sum of (i) the LIBOR Rate and (ii) two and fifty one-hundredths percent (2.50%) per annum.

      "LIBOR Rate" means the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of the applicable Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of the applicable Interest Period; PROVIDED, HOWEVER, if more than one (1) rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

      "Loan" means the current principal amount and unpaid interest outstanding under this Agreement.

      "Loan Documents" means the Note, this Agreement, the Mortgage, the Guaranty and the Assignments.

      "Material adverse effect" means having a material adverse effect on the business, properties or condition (financial or otherwise) of the Borrower or any Guarantor taken as a whole.

      "Maturity Date" means the seventh (7th) anniversary of the Closing Date.

      "Mortgage" means the Vanuatu First Preferred Ship Mortgage on the Vessel, in form and substance acceptable to the Lender.

      "Net Worth" means at a particular date, the sum of the Guarantor's capital stock (excluding treasury stock), warrants, surplus (including earned surplus, capital surplus and the balance of the current profit and loss account not transferred to surplus), debt that is specifically subordinated to the Loan on terms acceptable to the Lender accounted on a consolidated basis appearing on a consolidated balance sheet prepared in accordance with GAAP as of the date of determination and after deducting therefrom the net book value of all assets (after deducting any reserves applicable thereto) which would be treated as intangibles under GAAP (including without limitation, such items as goodwill, trademarks, trade names, patents and licenses, franchises and operating rights).

      "Notice of Drawing" means the Notice of Drawing from the Borrower to the Lender, substantially in the form of Exhibit B attached hereto and made a part hereof.

      "Orderly Liquidation Value" shall have the meaning customarily attributed to it in the vessel appraisal industry at the time of the valuation, less the estimated marshalling, lay-up, reconditioning and sale expenses designed to maximize the resale value of the Vessel, as determined by the Surveyor.

      "Payment Date" has the meaning set forth in Section 1.2(b) hereof.

      "Person" means any natural person, corporation, partnership, limited liability company, firm, association, government, Governmental Agency or any other entity other than the Borrower and whether acting in an individual, fiduciary or other capacity.

      "Plan" means any employee pension benefit plan subject to Title IV of ERISA and maintained by Borrower or any member of a Controlled Group, or any such plan, to which Borrower or any member of a Controlled Group is required to contribute on behalf of any of its employees.

      "Prepayment Premium" means the prepayment premiums required by Section 1.6(b) hereof.

      "Reportable Event" means a reportable event as defined in Section 4043 of ERISA (29 U.S.C. ss. 1343), except events for which the notice provision has been waived by the Pension Benefit Guaranty Corporation.

      "Responsible Officer" means the chief executive officer, the chief financial officer or any other officer having principal responsibility for the financial affairs of the Borrower or any Guarantor.

      "Security Agreements" means the Mortgage and the Assignments.

      "Surveyor"   means   Merrill   Marine   Services,   Inc.,   or  other
independent marine surveyor selected by the Lender.

      "Taxes" has the meaning set forth in Section 1.5(a) of this Agreement.

      "Total Loss" means (i) the actual or constructive or compromised or arranged total loss of the Vessel; or (ii) the requisition for title or other compulsory acquisition of the Vessel otherwise than by requisition for hire; or
(iii) the capture, seizure, attachment, detention or confiscation of the Vessel by any government or by persons acting or purporting to act on behalf of any government unless the Vessel is released from such seizure, attachment, detention or confiscation within thirty (30) days of the occurrence thereof. A Total Loss shall be deemed to have occurred (a) in the event of an actual total loss of the Vessel on the date of such loss, (b) in the event of damage to the Vessel which results in a constructive or compromised or arranged total loss of the Vessel on the date following the occurrence of the event giving rise to such damage, or a date which is thirty (30) days thereafter, if the Borrower is diligently pursuing a determination of such constructive or compromised or arranged total loss, or (c) in the case of any event referred to in clauses (ii) or (iii) above, on the date of the occurrence of such event.

                                   ARTICLE I.
                                    THE LOAN

      Section 1.1 ADVANCES.

      Subject to the terms and conditions of Article II of this Agreement, the Lender agrees to make up to two (2) advances (each an "Advance") to the Borrower during the Construction Period in an aggregate principal amount up to the Commitment. The Lender shall have no obligation to fund any Advance after the Construction Period. The initial Advance shall be in an amount of USD 11,800,000. A second Advance in an amount up to USD 5,000,000 may be requested by the Borrower to reimburse the Borrower or to pay directly the costs and expenses in connection with the Vessel's proposed refurbishment.

      Section 1.2 NOTICE OF DRAWING.

      The Borrower shall make a request for an Advance by sending to the Lender a written Notice of Drawing not later than 11:00 a.m., Atlanta Time, two (2) Business Days prior to the date on which the Advance is requested setting forth the bank account or accounts to which the Advance is to be remitted. A Notice of Drawing shall be irrevocable.

      Section 1.3 REPAYMENT.

      (a) The Borrower shall repay the principal amount of the Advances: (i) in consecutive equal monthly installments in an amount equal to 1/120th of the principal amount of such Advance, commencing on the next succeeding Payment Date following the date of such Advance; provided that the final installments for both Advances shall be on the Maturity Date, and (ii) a final installment on the Maturity Date in an amount sufficient to discharge all remaining principal of the Note, accrued and unpaid interest thereon, and any outstanding fees and expenses payable to the Lender as of such date. Each such installment shall be paid by the Borrower to the Lender on a date that is thirty (30) days after the Closing Date, and on the same day of each month thereafter and ending on the Maturity Date (each such date a "Payment Date").

      (b) The Loan shall be evidenced by and repayable in accordance with the terms hereof and of the Note.

      Section 1.4 INTEREST.

      (a) Interest shall accrue on the outstanding principal amount of the Note at the Interest Rate then in effect and shall be paid by the Borrower monthly in arrears on each Payment Date, and on the Maturity Date in an amount sufficient to repay all accrued and unpaid interest on the Loan. All interest shall be computed on the basis of a 360 day year and the actual days elapsed.

      (b) Any amount of principal or any other amount due hereunder which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the date when due until such amount is paid in full, payable on demand, at an interest rate of eighteen (18%) per annum.

      (c) In no event shall any interest rate provided for in this Agreement or the Note exceed the maximum rate permitted by the then applicable law. It is the intention of the parties hereto to strictly comply with applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Agreement, in the Note, or in the other Loan Documents, in no event shall this Agreement, the Note, or the other Loan Documents be construed to charge, contract for or require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Agreement, the Note or the other Loan Documents, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (i) the provisions of this Section 1.4(c) shall govern and control, (ii) neither the Borrower nor any other person or entity now or hereafter liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law,
(iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to the Borrower, at the option of the Lender, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Agreement, the Note and the other Loan Documents which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Borrower or otherwise by the Lender in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Lender to receive a greater simple interest per annum rate than is presently allowed, the Borrower agrees that, on the effective date of such amendment or preemption as the case may be, the lawful maximum hereunder shall be increased to the maximum simple interest per annum rate allowed by the higher of the amended state law or the law of the United States of America.

      Section 1.5 PAYMENTS.

      (a) The payment obligations of the Borrower under the Note and all other amounts payable under this Agreement shall be paid to the Lender at such address as the Lender may designate (not less than one (1) Business Day prior to the due date therefor), not later than the close of business on the due date thereof, in lawful money of the United States. All payments shall be made (i) without set-off, counterclaim or condition and (ii) free and clear of, and without deduction for or on account of, any present or future taxes, levies, duties, imposts, charges, fees, deductions or withholdings of any nature ("Taxes"), unless the Borrower is required by law or regulation to make payment subject to any Taxes. In the event that the Borrower is required by law or regulation to make any deduction or withholding on account of any Taxes from any payment due under this Agreement, then: (a) the Borrower shall notify the Lender promptly as soon as it becomes aware of such requirement and shall remit promptly the amount of such Taxes to the appropriate taxation authority, and in any event prior to the date on which penalties attach thereto; and (b) such payment shall be increased by such amount as may be necessary to ensure that the Lender receives a net amount, free and clear of all Taxes, equal to the full amount which the Lender would have received had such payment not been subject to such Taxes (other than Excluded Income Taxes as such term is defined below). Notwithstanding the foregoing, the Borrower shall not be liable for, or required to pay, any Taxes which are based on the overall income of the Lender or franchise taxes imposed at any time on the Lender by any Governmental Agency ("Excluded Income Taxes"). Each such payment or reimbursement by the Borrower shall be net of any credit or the value of any deduction received by the Lender thereon to the extent that the same can be determined by the Lender (as certified by the Lender to the Borrower, such certificate to be conclusive absent manifest error). The Borrower shall indemnify the Lender against any liability of the Lender in respect of such Taxes (other than Excluded Income Taxes) and shall supply copies of applicable tax receipts.

      (b) If any payment to be made by the Borrower shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

      (c) Each payment to be made on a Payment Date, and all prepayments, and other payments shall be applied first to the payment of accrued and unpaid interest on the Loan, then to the payment of all other amounts due under this Agreement and the other Loan Documents, and the balance shall be applied to the payment of principal due under the applicable Note in inverse order of payment.

      Section 1.6 PREPAYMENT.

      (a) MANDATORY PREPAYMENT.

            (i) TOTAL LOSS. If there shall have occurred a Total Loss, on the earlier of (x) the date insurance proceeds are received or (y) ninety (90) days after the date of occurrence of the Total Loss the Borrower shall either (A) provide as collateral a replacement vessel acceptable to the Lender which is of comparable or greater value to the lost Vessel, which replacement vessel will be added to the lien of the Mortgage or (B) prepay within five (5) days of the Lender's demand, a portion of the Loan equal to the amount of the insurance proceeds received in respect of the Vessel or an amount equal to the value of the Vessel, as determined by the applicable stipulated loss value ascribed to the Vessel in the Borrower's insurance policies or any other method reasonably acceptable to the Lender.

            (ii) PARTIAL LOSS. If there shall have occurred loss or damage to the Vessel which does not rise to the level of a Total Loss, the underwriters may pay direct for the repair, salvage or other charges or, if the Borrower shall have first fully repaired the damage or paid all of the salvage or other charges, may pay the Borrower as reimbursement therefore; provided, however, that if such amounts are greater than USD 50,000.00 and the Borrower shall not have fully repaired the damage or paid all of the salvage or other charges or if an Event of Default has occurred and is continuing, the underwriters shall not make such payment without first obtaining the written consent of the Lender. If the Lender does not so consent, all such proceeds shall be paid to the Lender for the purpose of prepaying amounts outstanding hereunder or under any other Loan Document.

            (iii) The Lender shall apply payments received pursuant to Section 1.6(a)(i) in accordance with Section 1.5(c) hereof. No Prepayment Premium shall be payable with respect to any Mandatory Prepayment made by the Borrower pursuant to this Section 1.6(a).

      (b) VOLUNTARY PREPAYMENT. On any scheduled Payment Date after the second anniversary of the Closing Date, and upon ten (10) days prior written notice to Lender, Borrower may prepay the Note by paying: (a) all or a portion of outstanding principal of the Loan; plus (b) all accrued but unpaid interest; plus (c) all other outstanding obligations hereunder or under any other Loan Documents; together with (d) a prepayment premium equal to (1) three percent (3%) of the principal amount prepaid if the Note is prepaid on or before the third (3rd) anniversary of the Closing Date, (2) two percent (2%) of the principal amount prepaid if the Note is prepaid after the third (3rd) anniversary of the Closing Date but on or before the fourth (4th) anniversary of the Closing Date, (3) one and one-half percent (1.5%) of the principal amount prepaid if the Note is prepaid after the fourth (4th) anniversary of the Closing Date but on or before the fifth (5th) anniversary of the Closing Date and (4) one percent (1%) of the principal amount prepaid if the Note is prepaid after the fifth (5th) anniversary of the Closing Date.

                                  ARTICLE II.
                              CONDITIONS PRECEDENT

      Section 2.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE.

      The Lender's execution and delivery of this Agreement and the making of the initial Advance hereunder are subject to the following conditions having been satisfied in the reasonable opinion of the Lender on or prior to the date the initial Advance is requested:

      (a) Each of this Agreement, the Note and the other Loan Documents shall have been duly authorized and executed with original counterparts thereof delivered to the Lender.

      (b) The Borrower shall have delivered to the Lender evidence of good standing, certificates of incumbency and duly certified resolutions of its Board of Directors and all such other corporate documentation authorizing it to enter into the transactions contemplated by this Agreement and the other Loan Documents.

      (c) The representations and warranties contained in Article III of this Agreement and in each other Loan Document shall be true on the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article IV hereof and no event which, with the lapse of time or the notice and lapse of time specified in Article IV hereof, would become such an Event of Default, shall have occurred and be continuing or shall have occurred at the completion of the making of the Loan, and the Lender shall have received satisfactory certificates signed by Responsible Officers of the Borrower, as to all questions of fact involved in this condition.

      (d) There shall have been no material adverse change in the business, financial condition or operations of the Borrower or the Guarantor since June 30, 2001.

      (e) The Security Agreements shall have been duly executed and delivered and all actions necessary to perfect the security interests created by the Security Agreements shall have been taken.

      (f) All orders, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with and exemptions by any Governmental Agency or any Person (other than any routine filings which may be required after the date hereof with appropriate governmental authorities in connection with the operation of Vessel) required to (i) authorize the execution, delivery and performance by the Borrower or the Guarantors of the Loan Documents to which they are parties or (ii) prevent the execution, delivery and performance by the Borrower or the Guarantor of the Loan Documents to which they are parties from resulting in a breach of any of the terms or conditions of, or resulting in the imposition of any lien, charge or encumbrance upon any properties of the Borrower pursuant to, or constituting a default (with due notice or lapse of time or both), or resulting in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under, any indenture, agreement, order, judgment or instrument under which the Borrower or any Guarantor is a party (other than the Mortgage or the Assignments) or to the Borrower's knowledge after due inquiry by which the Borrower or its property may be bound or affected, or under the Certificates of Incorporation or By-Laws of the Borrower, shall have been obtained or made.

      (g) The Lender shall have received an inspection report and appraisal of the Vessel prepared by the Surveyor in form and substance satisfactory to the Lender, estimating an Orderly Liquidation Value of the Vessel of no less than USD 13,150,000 and evidence that the Borrower has paid such amount to acquire the Vessel.

      (h) The Lender shall have received an opinion of counsel to the Borrower and the Guarantor, in form and substance reasonably satisfactory to the Lender.

      (i) The Lender shall have received such other documents and instruments it may reasonably request necessary to consummate the transactions described in this Agreement, in each case in form and substance reasonably satisfactory to it.

      (j) The Borrower shall have provided evidence of insurance maintained by the Borrower on the Vessel required by the Mortgage accompanied by a report of the Borrower's insurance broker that such insurance complies with the terms of the Mortgage.

      (k) The Mortgage shall have been duly executed and delivered and all actions necessary to perfect the security interest created by the Mortgage shall have been taken.

      (l) The Borrower shall have reimbursed the Lender for the fees, costs and expenses of the Lender as required by Section 5.7 hereof.

      Section 2.2 CONDITIONS TO EACH ADVANCE.

      Each Advance shall be subject to the following conditions having been fulfilled unless waived in writing by the Lender:

      (a) If an Advance is made on a date after the Closing Date, the Borrower shall have executed an Officer's Certificate representing and warranting that each of the representations and warranties set out herein is true and correct as of such date;

      (b) there shall not have occurred any Event of Default hereunder;

      (c) The Borrower shall have reimbursed the Lender for the fees, costs and expenses of the Lender as required by Section 5.7 hereof.

      Section 2.3 CONDITIONS TO SECOND ADVANCE.

      The second Advance hereunder shall be further subject to the following conditions having been fulfilled on the date such Advance is requested by the Borrower unless waived in writing by the Lender:

      (a) The Borrower shall deliver a certificate, stating that (A) there have been no occurrences which have or would adversely and materially affect the condition of the Vessel, its hull or any of its component parts; (B) the amount of the requested Advance is in accordance with the actual costs to the Borrower of materials, supplies and labor for the refurbishment of the Vessel; and (C) once the suppliers and subcontractors identified to the Lender by the Borrower in writing are paid there will be no liens or encumbrances on the Vessel, its hull or component parts for which the Advance is being requested except for those already approved by the Lender. The Borrower shall also attach the invoices and receipts supporting such proposed Advance to the satisfaction of the Lender.

      (b) the Borrower shall have delivered to the Lender a copy of a current Confirmation of Class with respect to the Vessel issued by the American Bureau of Shipping;

      (c) the Borrower shall have provided evidence of insurance maintained by the Borrower on the Vessel required by the Mortgage if the terms of the Borrower's insurances on the Vessel have been amended as a result of the refurbishment of the Vessel;

      (d) the Borrower shall have paid or shall pay with the proceeds of the second Advance hereunder, the suppliers and subcontractors for the Vessel; and

      (e) the Lender shall have received an inspection report and appraisal of the Vessel prepared by the Surveyor in form and substance satisfactory to the Lender stating the Orderly Liquidation Value of the Vessel; which Orderly Liquidation Value must be at least USD 21,000,000 in order for the Borrower to draw the entire remaining USD 5,000,000 of the Commitment.

      Section 2.4 WAIVER OF CONDITIONS PRECEDENT.

      All of the conditions precedent contained in this Article II are for the sole benefit of the Lender and the Lender may waive any or all of them in its absolute discretion.

                                  ARTICLE III.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 3.1 REPRESENTATIONS.

      Borrower represents and warrants that:

      (a) It is a corporation duly incorporated and validly existing, in good standing under the laws of the Cayman Islands and has the requisite power and authority (i) to carry on its business as presently conducted, (ii) to enter into and perform its obligations under each Loan Document to which it is a party, and (iii) to borrow moneys and guarantee the debts of others.

      (b) The execution, delivery and performance by it of each Loan Document to which it is a party, and any other instrument or agreement provided for by this Agreement, have been duly authorized by all necessary corporate action, do not require stockholder, approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its certificate of incorporation or by-laws, and will not violate any provision of law or of any order of any court or governmental agency if such violation would result in a material adverse effect, or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Agreement) in the creation of any security interest, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound; this Agreement and each Loan Document to which it is a party has been duly executed and delivered by Borrower and constitutes its legal, valid and binding agreement or instrument, enforceable in accordance with the respective terms thereof.

      (c) There are no suits or proceedings pending or to its knowledge threatened against or affecting the Borrower which if adversely determined would have a material adverse effect.

      (d) The principal place of business of the Borrower and the place where all records relating to the transactions contemplated hereby, including records relating to the operations of the Vessel are kept is 2500 City West Blvd., Suite 2200, Houston, Texas 77042.

      (e) Other than such as have been obtained, no license, consent, approval of or filing or registration with any Governmental Agency or other regulatory authority is required for the execution, delivery and performance of this Agreement or any Loan Document or any instrument contemplated herein or therein.

      (f) No part of the proceeds of the Loan will be used for any purpose that violates the provisions of any of Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors. The Borrower is not engaged in the business of extending credit to others for the purpose of purchasing or carrying margin stock within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System. If requested by the Lender, the Borrower will furnish to the Lender in connection with the Loan hereunder a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U. Borrower is not an "investment company" or a company "controlled" by an "investment company" (as each of such terms is defined or used in the Investment Company Act of 1940, as amended). No proceeds of the Loan will be used to acquire any security in any transaction that is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended.

      (g) The Borrower has no subsidiaries.

      (h) The Borrower has filed or caused to be filed all tax returns required by the United States of America, the state of its principal place of business and the states where its business or operations require such filings which are required to be filed and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by it to the extent that such taxes have become due and except as to such taxes being contested in good faith by appropriate proceedings for which adequate reserves are being maintained. The Borrower has established reserves to the extent believed by it to be adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities.

      (i) (i) The Borrower has duly complied with, and the Vessel and its other properties and operations are in compliance with, the provisions of all applicable environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder of all Governmental Agencies, the non-compliance with which would have a material adverse effect.

            (ii) As of the date of this Agreement, the Borrower has not received notice from any Governmental Agency, and has no knowledge, of any fact(s) which constitute a violation of any applicable environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder of all Governmental Agencies, which relate to the use or ownership of the Vessel or properties owned or operated by the Borrower.

            (iii) The Borrower has been issued all required permits, licenses, certificates and approvals of all Governmental Agencies relating to (a) air emissions, (b) discharges to surface water or ground water, (c) noise emissions, (d) solid or liquid waste disposal, (e) the use, generation, storage, transportation, treatment, recycling or disposal of Hazardous Substances or (f) other environmental, health or safety matters which are material and necessary for the ownership or operation of the Vessel or other properties owned or operated by the Borrower and such permits, licenses, certificates and approvals are in full force and effect on the date of this Agreement, except for such permits, licenses, certificates and approvals as to which the failure to have issued or to have in effect would not result in a material adverse effect.

            (iv) Except in accordance with a valid governmental permit, license, certificate or approval, there has been no spill or unauthorized discharge or release of any Hazardous Substance to the environment at, from, or as a result of any operations of the Vessel or other properties and operations owned or operated by the Borrower required to be reported to any Governmental Agency by the Borrower, which would result in a material adverse effect.

            (v) There has been no material complaint, compliance order, compliance schedule, notice letter, notice of citation or other similar notice from any applicable environmental agency delivered to the Borrower which concerns the operations of the Vessel or other properties owned or operated by the Borrower and which would result in a material adverse effect.

      (j) All representations and warranties made by the Borrower herein or pursuant to any Loan Document or made in any certificate or written statement delivered pursuant hereto or thereto (i) do not contain any untrue statement of or omit to state a material fact necessary to make the statements contained herein or therein not misleading and (ii) shall survive the making of the Loan hereunder and the execution and delivery to the Lender of the Note and any other Loan Document.

      Section 3.2 AFFIRMATIVE COVENANTS.

      Until the payment in full of all amounts due under this Agreement and the Note by the Borrower, unless compliance shall have been waived by the Lender, the Borrower agrees that:

      (a) FINANCIAL STATEMENTS, REPORTS AND INSPECTION.

            (i) The Borrower will furnish to the Lender:

               (A) as soon as possible and in any event within three (3)
            Business Days after an officer of the Borrower has knowledge of the occurrence of any Event of Default or of any default in the performance of the Loan Documents, or any event which with the giving of notice or lapse of time, or both, would constitute an Event of Default or such a default, which is continuing on the date of such statement, the statement of the chief financial officer of the Borrower setting forth the details of such Event of Default or event or default and the action which the Borrower propose to take with respect thereto;

               (B) as soon as available and in any event within forty-five (45)
            days after the close of each quarter of the Guarantor's fiscal years, a copy of the quarterly consolidated financial statements for the Guarantor, which shall be certified by the chief financial officer of the Guarantor;

               (C) as soon as available and in any event within ninety (90) days after the close of the Guarantor's fiscal years, a copy of the annual consolidated financial statements for such year for the Guarantor prepared and certified by independent public accountants of recognized standing acceptable to the Lender;

               (D) (x) as soon as possible, and in any event, within 30 days after the Borrower knows that any Reportable Event with respect to any Plan has occurred, a statement of an officer of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation if a copy of such notice is available to the Borrower and (y) promptly after receipt thereof a copy of any notice relating to a Reportable Event having a material adverse effect, the Borrower or any member of the Controlled Group may receive from the Pension Benefit Guaranty Corporation or the Internal Revenue Service with respect to any Plan; PROVIDED, HOWEVER, this Section 3.2(a)(i)(D)(y) -------- ------- shall not apply to notice of general application promulgated by the Department of Labor; and

               (E) together with the financial statements required in (B) and
            (C) above, a Certificate of a Responsible Officer of the Borrower certifying that no

            Event of Default has occurred hereunder and that the representations and warranties contained in Section 3 are true and correct as of the date of such certificate.

            (ii) The Borrower will, upon request, furnish to the Lender such information as the Lender may reasonably request with respect to the business, affairs or condition (financial or otherwise) of the Borrower and will permit the Lender or its representatives at any reasonable time or times during normal business hours upon three (3) Business Days' prior notice, to inspect the properties of the Borrower, to inspect, audit and examine the books or records of the Borrower and to take extracts therefrom and will reimburse the Lender for all reasonable expenses incurred in connection therewith.

      (b) INSURANCE. During the Construction Period, the Borrower shall ensure that the Builder has procured Hull and Machinery on the Vessel under construction in such amounts and under such terms as are customary for the vessel construction industry. The Borrower shall insure, or cause to be insured, the Vessel pursuant to the terms of the Mortgage once the Vessel has been delivered. The Borrower will promptly notify the Lender of any material changes in such insurances or any change in the underwriters or clubs providing such insurances. The Borrower shall annually but no later than the anniversary of the date of this Agreement furnish the Lender with evidence of all such insurance policies currently in force.

      (c) MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. The Borrower will preserve and maintain its corporate existence, its business as presently conducted, and all of its rights, privileges and franchises necessary or desirable in the normal conduct of said business, and will conduct its businesses in an orderly, efficient and regular manner.

      (d) FINANCIAL RECORDS. The Borrower will keep books of record and account in which proper entries will be made of its transactions in accordance with GAAP.

      (e) MAINTENANCE OF VESSEL. The Borrower will maintain, or cause to be maintained, the Vessel in the highest classification for such vessels of the American Bureau of Shipping or such other classification society as the Lender may approve.

      (f) ENVIRONMENTAL COMPLIANCE.

            (i) The Borrower will comply with, and will use its best efforts to cause its agents, contractors and sub-contractors (while such Persons are acting within the scope of their contractual relationship with the Borrower) to so comply with (i) all material and applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder of all Governmental Agencies and (ii) the terms and conditions of all applicable permits, licenses, certificates and approvals of all Governmental Agencies now or hereafter granted or obtained with respect to the Vessel or other properties owned or operated by the Borrower unless such compliance would violate the laws or regulations of the jurisdictions in which the Vessel is located or operating.

            (ii) The Borrower will use its best efforts and safety practices to prevent the material and unauthorized release, discharge, disposal, escape or spill of Hazardous Substances on or about the Vessel or other properties owned or operated by the Borrower.

      (g) ENVIRONMENTAL NOTIFICATIONS. The Borrower shall notify the Lender, in writing, within five (5) Business Days of any of the following events occurring after the date of this Agreement:

            (i) Any written notification made by the Borrower to any U.S. or foreign federal, state or local environmental agency required under any federal, state or local environmental statute, regulation or ordinance relating to a material spill or material unauthorized discharge or material release of any Hazardous Substance to the environment at, from, or as a result of any operations on, the Vessel or other properties owned or operated by the Borrower;

            (ii) Knowledge by an officer of the Borrower of receipt of service by the Borrower of any complaint, compliance order, compliance schedule, notice letter, notice of material violation, citation or other similar notice or any judicial demand by any U.S. or foreign court, federal, state or local environmental agency, alleging (A) any material spill, unauthorized discharge or release of any Hazardous Substance to the environment from, or as a result of the operations on, the Vessel or other properties owned or operated by the Borrower, or (B) material violations of applicable laws, regulations or permits regarding the generation, storage, handling, treatment, transportation, recycling, release or disposal of Hazardous Substances on or as a result of operations on the Vessel or other properties owned or operated by the Borrower.

            (iii) It is understood by the parties hereto that the above mentioned notices are solely for the Lender's information, may not otherwise be required by any U.S. or foreign federal, state or local environmental laws, regulations or ordinances, and are to be considered confidential information by the Lender.

            (iv) The term "environmental agency" as used herein shall include, but not be limited to, the United States Environmental Protection Agency, the United States Coast Guard, the United States Department of Transportation (in its administration of the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801, ET SEQ.) and other analogous or similar Governmental Agencies regulating or administering statutes, regulations or ordinances relating to or imposing liability or standards of conduct concerning the generation, storage, use, production, transportation, handling, treatment, recycling, release or disposal of any Hazardous Substance.

      (h) ENVIRONMENTAL INDEMNIFICATION.

            (i) The Borrower hereby agrees to indemnify and hold the Indemnitees harmless from and against any and all claims, losses, liability, damages and injuries of any kind whatsoever asserted against any Indemnitee with respect to or as a direct result of the presence, escape, seepage, spillage, release, leaking, discharge or migration from the Vessel or other properties owned or operated by the Borrower of any Hazardous Substance, including without limitation, any claims asserted or arising under any applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder of all Governmental Agencies, whether or not caused by or within the control of the Borrower.

            (ii) It is the parties' understanding that neither the Lender nor any other Indemnitee does now, has never and does not intend in the future to exercise any operational control or maintenance over the Vessel or any other properties owned or operated by the Borrower, nor has any of them in the past, presently, or intends in the future to, maintain an ownership interest in the Vessel or any other properties owned or operated by the Borrower except as may arise upon enforcement of the Lender's rights under the Mortgage or the Assignments.

            (iii) Should, however, the Lender or any other Indemnitee hereafter exercise any ownership interest in or operational control over the Vessel or any other properties owned or operated by the Borrower, e.g., including but not limited to, through foreclosure, then the above stated indemnity and hold harmless shall be limited with respect to any actions or failures to act by the Lender or other Indemnitee subsequent to exercising such interest or operational control, to the extent such action or inaction by the Lender or other Indemnitee is admitted by the Lender or other Indemnitee or is found by a court of competent jurisdiction to have caused or made worse any condition for which liability is asserted, including but not limited to, the presence, escape, seepage, spillage, leaking, discharge or migration on or from the Vessel or other properties owned or operated by the Borrower of any Hazardous Substance.

            (iv) The indemnity and hold harmless contained in this Section 3.2(i) shall not extend to the Lender or any other Indemnitee in its capacity as an equity investor in the Borrower or as an owner of any property or interest as to which the Borrower is also an owner but only to the such Indemnitee's capacity as a lender or a holder of security interests.

      (i) NOTIFICATION OF TOTAL LOSS. In the event of any Total Loss or requisition of the Vessel, the Borrower shall give written or telefax notice to the Lender not later than ten (10) days after it has actual knowledge of such occurrence.

      Section 3.3 NEGATIVE COVENANTS.

      Until the payment in full of all amounts due under this Agreement and the Note by the Borrower, the Borrower agrees that it will not without the prior written consent of the Lender:

      (a) LIENS AND PERMITTED LIENS. Create, incur, assume or suffer to exist any lien (including any encumbrance or security interest) of any kind upon the Vessel, except for the liens and other encumbrances set forth below (the "Permitted Liens"):

            (i) liens for Taxes not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the extent required by GAAP for the eventual payment thereof in the event it is found that such are payable by the Borrower;

            (ii) liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the extent required by GAAP for the eventual payment thereof in the event it is found that such sums are payable by the Borrower;

            (iii) maritime liens:

                  (A) arising in the ordinary course of business by operation of law of which Borrower is unaware or that are being contested in good faith by appropriate proceedings and for which reserves have been made to the reasonable satisfaction of the Lender or

                  (B) arising in connection with salvage and general average; or

                  (C) arising in connection with crew wages claimed but not
            paid;

            (iv) liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders and statutory obligations entered into in the ordinary course of business or to secure obligations on surety or appeal bonds in the ordinary course of business or easements, rights of way and similar encumbrances incurred in the ordinary course of business and not interfering with the ordinary conduct of the business of the Borrower;

            (v) judgment liens in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by insurance; and

            (vi) liens required by the terms of this Agreement.

      (b) CONSOLIDATION, MERGER, ETC. Consolidate with or merge with, or sell (whether in one transaction or in a series of transactions) all or substantially all of its assets to any Person, except for mergers or consolidations with affiliates or subsidiaries of the Borrower.

      (c) INDEBTEDNESS. Incur any Indebtedness, except:

            (i) the Loan;

            (ii) Indebtedness on the date hereof (including undrawn commitments thereunder and extensions and renewals thereof);

            (iii) accounts payable and accrued liabilities incurred in the ordinary course of business;

            (iv) letters of credit, performance and bid bonds obtained by the Borrower in the ordinary course of their business;

            (v) supersedeas bonds obtained by the Borrower in the ordinary course of their business;

            (vi) indebtedness secured by liens on vessels and related collateral and other real and personal property owned by the Borrower, other than the Vessel.

      (d) REPORTABLE EVENT. Cause or allow to occur a Reportable Event.

      (e) CHANGE OF LEGAL STRUCTURE. Cause or allow to occur any material change in its present Certificate of Incorporation or By-Laws that would adversely affect the rights of the Lender or change its jurisdiction of incorporation.

      (f) CHANGE OF PLACE OF BUSINESS. Make any change in the address of its principal place of business or its chief executive office except upon thirty
(30) days' prior written notice to the Lender.

      (g) MANAGEMENT OF VESSEL. Change the flag, class, ownership, management or control of the Vessel.

      (h) COMPLIANCE WITH FEDERAL RESERVE BOARD REGULATIONS. No part of the proceeds of the Loan will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Borrower in a violation of Regulation X of said Board or the Lender in a violation of Regulation U of said Board. In particular, without limitation of the foregoing, the Borrower will not use any part of the proceeds of the Loan to be made hereunder to acquire for itself or for any other person any publicly-held securities of any kind. The assets of the Borrower do not and will not include any margin securities, and the Borrower has no present intention of acquiring any margin securities. As used in this Section 3.3(j), the terms "margin security" and "purpose of purchasing or carrying" shall have the meanings assigned to them in the aforesaid Regulation U, and the term "publicly-held", in respect of securities, shall have the meaning assigned to it in Section 220.7(a) of Regulation T of said Board. If requested by the Lender, the Borrower will furnish to the Lender a statement or statements in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U.

      (i) CONTRACTS WITH AFFILIATES. Enter into any transaction with any director, officer, employee, shareholder or Affiliate of the Borrower with respect to the use or operation of the Vessel except on terms no less favorable to the Borrower than the Borrower could obtain in an arms length transaction with Persons not affiliated with the Borrower.

      (j) CHANGE OF OWNERSHIP. Cause or allow to occur any material change in its present stock ownership.

      (k) DIVIDENDS. Make any dividend payments or other distributions to its stockholders or redeem or otherwise acquire any of its stock.

      (l) VESSEL LOCATION. Cause or allow the Vessel to be operated in any area not covered by the insurance policies required under the Mortgage, or in any country for which exports or transactions are subject to specific restrictions under United States export laws.

      (m) VESSEL USE. Charter or contract for the use of the Vessel with any party other than an Affiliate.

      (n) NET WORTH. Permit its Net Worth at any time to be less than USD 150,000,000.

      (o) FIXED CHARGE COVERAGE RATIO. Permit its Fixed Charge Coverage Ratio to be less than 1:25 to 1 on a rolling four quarter basis.

                                  ARTICLE IV.
                                EVENTS OF DEFAULT

      If any of the following events shall occur and be continuing (each an "Event of Default"):

      (a) the Borrower shall fail to pay any principal of or interest on the Note;

      (b) the Borrower breaches any of its obligations to insure the Vessel in accordance with the terms of the Mortgage;

      (c) any representation or warranty made by the Borrower herein or made in any certificate or financial statement furnished to the Lender hereunder or under any of the Loan Documents shall prove to have been incorrect in any material respect when made;

      (d) default in the performance of any agreement, covenant, term or condition contained herein or in any Loan Document to be performed by the Borrower other than (a) or (b) above, if such default has continued for ten (10) Business Days after notice thereof by the Lender to the Borrower;

      (e) an event of default under any other loan agreement, credit agreement, security agreement, guaranty agreement or lease agreement now existing or hereafter entered into by the Borrower in an aggregate amount in excess of USD 100,000.00 shall not have been remedied within any stated grace periods or is being contested in good faith.

      (f) any of the following Events of Default shall occur:

            (i) the entry by a court of competent jurisdiction of one or more final judgments against the Borrower in an uninsured or unindemnified aggregate amount in excess of USD 150,000.00 which is not discharged, waived, appealed, stayed, bonded or satisfied for a period of thirty (30) consecutive days;

            (ii) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Borrower in an involuntary case or proceeding under

      U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or (B) a decree or order adjudging the Borrower a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency, or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Borrower or of any substantial part of the property or assets of the Borrower, or ordering the winding up or liquidation of the affairs of the Borrower, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

            (iii) (A) the commencement by the Borrower of a voluntary case or proceeding under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent; or (B) the consent by the Borrower to the entry of a decree or order for relief in respect of the Borrower in an involuntary case or proceeding under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Borrower; or (C) the filing by the Borrower of a petition or answer or consent seeking reorganization or relief under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law; or (D) the consent by the Borrower to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or of any substantial part of the Property or assets of the Borrower or of any substantial part of the Property or assets of the Borrower, or the making by the Borrower of an assignment for the benefit of creditors; or (E) the admission by the Borrower in writing of its inability to pay its debts generally as they become due; or (F) the taking of corporate action by the Borrower in furtherance of any such action, or

      (g) a default or Event of Default occurs under any agreement between the Lender and the Guarantor.

then the Lender may by written notice to the Borrower (1) immediately terminate the commitment of the Lender hereunder; (2) declare the principal of, and interest accrued to the date of such declaration on, the Note together with all other amounts due hereunder or under any of the Loan Documents, to be forthwith due and payable, whereupon the same shall become forthwith due and payable (provided, however, no notice or declaration shall be required and such amounts shall be immediately due and payable upon the occurrence of an event described in Article IV(e)(iii) or (iv) hereof) and (3) exercise any remedies to which it may be entitled by any Loan Document or by applicable law.

                                   ARTICLE V.
                                  MISCELLANEOUS

Section 5.1 NOTICES.

      All notices, requests and demands shall be in writing (including telecopier transmission) given to or made upon the respective parties hereto as follows:

In the case of the Borrower, at

      Horizon Vessels International Ltd.
      2500 CityWest Blvd., Suite 2200
      Houston, Texas  77042
      Attention:  Chief Financial Officer
      Fax No.:  (713) 361-2677

In the case of the Lender, at

      GMAC Business Credit, LLC
      210 Interstate North Parkway, Suite 315
      Atlanta, Georgia  30339
      Attention:  Stephen W. Arnold
      Fax No.:  (678) 553-2707

or in such other manner as any party hereto shall designate by written notice to the other parties hereto. All such notices shall be effective upon delivery or three (3) days after being deposited in the United States mail with postage prepaid certified, return receipt requested in a correctly addressed wrapper, or upon receipt if delivered to Federal Express or similar courier company or transmitted by telefax during normal business hours. All notices, demands, requests, communications and other documents delivered hereunder or under the Loan Documents, unless submitted in the English language, shall be accompanied by a certified English translation thereof.

      Section 5.2 NO WAIVER.

      No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      Section 5.3 APPLICABLE LAW AND JURISDICTION.

      (a) THIS AGREEMENT AND THE LOAN DOCUMENTS PROVIDED FOR HEREIN (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS RULES THEREOF. Any legal action or proceeding against the Borrower with respect to this Agreement or any Loan Document may be brought in the courts of the State of New York, the U.S. Federal Courts in such state, sitting in the County of New York, or in the courts of any other jurisdiction where such action or proceeding may be properly brought, and the Borrower hereby irrevocably accepts the jurisdiction and venue of such courts for the purpose of any action or proceeding. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to either itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents.

      (b) THE LENDER AND THE BORROWER IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      Section 5.4 SEVERABILITY.

      In the event that any provision of this Agreement is held to be void or unenforceable in any jurisdiction, all other provisions shall remain unaffected and be enforceable in accordance with their terms in such jurisdiction, and all provisions of this Agreement shall remain unaffected and shall be enforceable in accordance with their terms in all other jurisdictions.

      Section 5.5 AMENDMENT.

      Neither this Agreement nor any provision hereof, including without limitation this Section 5.5, may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties hereto. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender, and their respective successors and assigns, except that the Borrower shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Lender.

      Section 5.6 ASSIGNMENT AND PARTICIPATION.

      The Lender shall have the right, provided it complies with all applicable state and federal securities laws, to assign or grant participation in all or any portion of the Loan outstanding under this Agreement or the Note to any affiliate of the Lender or to any foreign, federal or state banking institution, savings and loan institution or finance company upon thirty (30) days written notice to the Borrower of such assignment or participation.

      Section 5.7 FEES, COSTS, EXPENSES AND TAXES.

      (a) The Borrower agrees to pay to the Lender on the Closing Date an origination fee in the amount of USD 252,000.00.

      (b) The Borrower agrees to pay to the Lender a monthly facility fee equal to .70% of the unpaid balance of the Loan payable on each Payment Date.

      (c) The Borrower agrees to pay on demand all reasonable fees, costs and expenses in connection (i) with the preparation, execution, delivery, administration, amendment and enforcement of this Agreement, the Note, the other Loan Documents and any other documents to be delivered hereunder and thereunder (including, without limitation, the appraisal and inspection reports required hereunder) and any amendment, modification or supplement hereto or thereto, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender, and any special counsel associated with them, and with respect thereto and the filing of any document or instrument in connection with any of the foregoing, (ii) with respect to reasonable fees and out of pocket expenses of counsel for advising the Lender as to its rights and responsibilities under this Agreement and the transactions contemplated thereby after an Event of Default or an event which, with the giving of notice or lapse of time, or both, shall have occurred, (iii) with any filing or recording of any document or instrument, and (iv) the costs of any inspection reports and appraisals required under this Agreement. In addition, the Borrower shall pay any and all stamp and other taxes (including, without limitation penalties and interest assessed thereon) other than Excluded Income Taxes payable or determined to be payable in connection with the execution, delivery or performance of this Agreement and the Loan Documents and any other documents to be delivered hereunder and thereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

      Section 5.8 COUNTERPARTS.

      This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

      Section 5.9 SECTION HEADINGS.

      The headings of the various Sections and subsections of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 5.10 MERGER.

      THIS AGREEMENT AND THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND SUPERSEDE ALL PRIOR AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                 HORIZON VESSELS INTERNATIONAL LTD.


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

                                 GMAC BUSINESS CREDIT, LLC


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

                             SECURED PROMISSORY NOTE

USD 16,800,000.00                                              August 31, 2001

      The undersigned (the "Borrower") for value received hereby promises to pay to the order of GMAC BUSINESS CREDIT, LLC (the "Lender") or any subsequent holder hereof, the principal sum of Sixteen Million Eight Hundred Thousand United States Dollars (USD 16,800,000.00) or such lesser amount as may be loaned to the Borrower pursuant to the Loan Agreement dated as of August 31, 2001, as amended, between the Borrower and the Lender (the "Loan Agreement").

                             PRINCIPAL AND INTEREST

      1.1(1) Interest on this Note shall be payable at the times and the rates as provided in Section 1.4 of the Loan Agreement.

      1.1(2) Subject to the terms of Section 1.4 below in case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section 1.4(b) of the Loan Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest.

      1.2 Interest shall be calculated as provided in Section 1.4 of the Loan Agreement.

      1.3 The principal of this Note shall be payable in installments as provided in Section 1.3 of the Loan Agreement.


      1.4 In no event shall any interest rate provided for in this Note exceed the maximum rate permitted by the then applicable law. It is the intention of the Lender and the Borrower to strictly comply with applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note, the Loan Agreement or in the other Loan Documents, in no event shall this Note require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (i) the provisions of Section 1.4(c) of the Loan Agreement shall govern and control, (ii) neither the Borrower nor any other person or entity now or hereafter liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to the Borrower, at the option of the Lender, and
(iv) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Borrower or otherwise by the Lender in connection with such indebtedness; PROVIDED, HOWEVER, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Lender to receive a greater simple interest per annum rate than is presently allowed, on the effective date of such amendment or preemption as the case may be, the lawful maximum hereunder shall be increased to the maximum simple interest per annum rate allowed by the higher of the amended state law or the law of the United States of America.

                                    SECURITY

      2.1 This Note is issued under and pursuant to the Loan Agreement and is secured by, among other things, a Guaranty of Horizon Offshore, Inc., a First Preferred Ship Mortgage on the Vanuatu flag vessel SEA HORIZON, an Assignment of Insurances and an Assignment of Charters of the Borrower (the "Security Documents"). Reference is hereby made to the Security Documents for a description of the property thereby encumbered, the nature and extent of the security afforded thereby and the rights of the Borrower, the Guarantor and the Lender with respect to such security as provided in the Security Documents. Payment of this Note may be demanded prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Security Documents or the Loan Agreement.

      2.2 This Note evidences the Advances made by the Lender under Section 1.1 of the Loan Agreement.

                                  MISCELLANEOUS

      3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by or for the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holders hereof and without notice and without affecting in any manner the liability of the parties hereto.

      3.2 No course of dealing between the Borrower and the Lender in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

      3.3 Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payments shall be made on the next succeeding Business Day.

      3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 5.1 of the Loan Agreement.

      3.5 THIS NOTE (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

      3.6 THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS.

      3.7 Capitalized terms used in this Note but not defined herein shall have the meanings given to them in the Loan Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed the day and year first above written.


                                    HORIZON VESSELS INTERNATIONAL LTD.



                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                                     EXHIBIT B TO LOAN AGREEMENT


                       HORIZON VESSELS INTERNATIONAL, LTD.
                         2500 CITYWEST BLVD., SUITE 2200
                              HOUSTON, TEXAS 77042


                                NOTICE OF DRAWING






                                 August __, 2001



BY FACSIMILE

GMAC Business Credit, LLC
210 Interstate North Parkway, Suite 315
Atlanta, Georgia  30339
Attention: Stephen W. Arnold

Ladies and Gentlemen:

      The undersigned, Horizon Vessels International Ltd., refers to the Loan Agreement, dated as of August 31, 2001 (the "Loan Agreement") (the terms defined therein being used herein as therein defined), among the undersigned as Borrower and the Lender party thereto, and hereby gives you notice, irrevocably, that the undersigned hereby requests the initial Advance under the Loan Agreement, and in that connection sets forth below the information relating to such advance (the "Proposed Advance"):

      (i)   The Drawdown Date of the Proposed Advance is August 31, 2001.

      (ii)  The amount of the Proposed Advance is USD 11,800,000.00.

      (iii) The bank account to which the Proposed Advance is to be remitted is as follows:


               Receiving Bank:      BANK ONE, TEXAS, N.A.
               ABA Number:          111000614
               Account Name:        GARDERE WYNNE SEWELL LLP
               Account Number:      5550011510

               PLEASE NOTIFY DEB LEE UPON RECEIPT AT (713) 276-5755.

      The undersigned hereby certifies that the following are true on the date hereof, and will be true on the date of the Proposed Advance:

      (i) the representations and warranties contained in the Loan Agreement will be correct, before and after giving effect to the Proposed Advance and to the application of the proceeds therefrom, as though made on and as of such date; and

      (ii) no Event of Default will have occurred and be continuing, or will result from such Proposed Advance or from the application of the proceeds therefrom;

      The undersigned agrees that the Lender may fund fees and expenses incurred by Lender and payable under the Loan Agreement from the Proposed Advance, which shall not affect the principal amount of the Proposed Advanced repayable under the Loan Agreement. If the Proposed Advance fails to take place or is delayed due to failure of Borrower to fulfill any Conditions Precedent, any loss incurred as a result of the giving of this Notice of Drawing.



                                Very truly yours,

                                HORIZON VESSELS INTERNATIONAL LTD.



                                By:
                                    --------------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------